ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

IMPORTANT: PLEASE READ CAREFULLY BEFORE SIGNING.

SIGNIFICANT REPRESENTATIONS ARE CALLED FOR HEREIN.

Persons and/or entities interested in purchasing Shares of Global Risk Management & Investigative Solutions (the “Company”) must complete and return this Agreement along with their check or money order to:

Global Risk Management & Investigative Solutions

c/o Securities Law Institute

770 East Warm Springs Rd., Suite 250

Las Vegas, Nevada 89119

Subject only to acceptance hereof by the Company in its discretion, the undersigned (the “Purchaser”) hereby subscribes for the number of Shares and at the aggregate subscription price set forth below.

An accepted copy of this Agreement will be returned to the Subscriber as a receipt, and the physical stock certificates shall be delivered to each Subscriber within thirty (30) days of the date the Subscription Agreement is accepted by the Company.

By execution below, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the representations contained herein in complying with its obligations under applicable securities laws.

1.	Subscription.

1.1

The Purchaser, intending to be legally bound hereby, hereby tenders this subscription for the purchase of _____________ (_____) shares of common stock (“Shares”) of Global Risk Management & Investigative Solutions, a Nevada corporation (the “Company”), for cash consideration of _____________ ($_______) (representing a purchase price of $0.25 per Share) on the terms and conditions set forth below.

1.2	A check or other form of payment payable to “Global Risk Management & Investigative Solutions in the amount of $_________________ is delivered

Purchaser(s) Initials _____ _____

ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

herewith together with completed copies of all applicable Subscription Documents.

1.3

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAW OR UNDER THE SECURITIES LAWS OF ANY OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE ARE SPECULATIVE SECURITIES.

1.4

The Purchaser acknowledges that an investment in the Shares is extremely speculative and that there is a substantial likelihood that the investor may lose their entire investment. Global Risk Management & Investigative Solutions is being developed as a “Single Source Solution for Security Risk Management Solutions”, and there can be no assurances that the Company will ever develop its operations as currently contemplated. The Purchaser acknowledges that an investment in the Shares is extremely speculative and that there is a substantial likelihood that the investor will lose their entire investment.

1.5

The Company’s current business plan is to become a single source solution for security and management solutions for, initially, the gaming industry, and ultimately for any applicable application. The Purchaser acknowledges that, even upon the purchase of the Securities, there can be no assurances that the Company will be able to accomplish any of the Company’s goals. The Purchaser assumes all the obligations and risks of investigating and conducting due diligence on the matters discussed with the Company’s management and other relevant documents.

1.6

The Company intends to use the net proceeds from the sale of the Securities, after deduction for legal and other miscellaneous costs related to the sale of the Securities, for accounting services and as working capital to accomplish the objectives developed by the Board of Directors. The Company has nominal cash assets. The business contemplated by the Company will require substantial additional financings in addition to the proceeds from the sale of the Securities, which subsequent financings will be dilutive in nature to the Purchasers of the

Purchaser(s) Initials _____ _____

ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

Securities. There can be no assurances that such additional financings will be obtained on terms favorable to the Company or at all, or that the transactions contemplated by these agreements will ever result in revenues to the Company. The Purchaser acknowledged that, even upon the purchase of the Securities, there can be no assurances that the Company will be able to accomplish any of its goals. The Purchaser assumes all the obligations and risks of investigating and conducting due diligence on the matters described concerning the Company.

1.7

Purchaser expressly covenants and agrees that it will reasonably regard and preserve as confidential any and all information, including but not limited to trade secrets, marketing and sales information, pertaining to the Company’s business, including, but not limited to the information received in any meetings with management and such other information relating thereto which may be provided, directly or indirectly, to the Purchaser (“Confidential Information”). Purchaser further covenants that it shall not, without the written authority of the Company, use for Purchaser’s own benefit or purposes or disclose to others, at any time, any such Confidential Information. In the event that Purchaser shall not purchase the Securities on the terms and conditions described in this Subscription Agreement, or upon request of the Company, Purchaser shall return to the Company all written information provided to Purchaser by or regarding Company, and shall not retain any copies or record (electronic or otherwise) thereof.

1.8

The authorized capital of the Company is One Hundred Million (100,000,000) shares of Common Stock and Ten Million shares (10,000,000) shares of Preferred Stock. As of August 1, 2007 the Company has issued and outstanding 3,000,000 shares of common, which were issued at a price of $0.01 per share and no shares of preferred.

1.9

The Purchaser acknowledges that they have been given full and complete access to information regarding the Company and has utilized such access to the undersigned’s satisfaction for the purpose of obtaining such information regarding the Company as the undersigned has reasonably requested; and, particularly, the undersigned has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and to obtain any additional information, to the extent reasonably available.

2.

Representations and Warranties. The undersigned represents and warrants that the undersigned comes within one of the categories of “Accredited Investor” and the undersigned has truthfully initialed the category which applies to the undersigned and has truthfully set forth the factual basis or reason the undersigned comes within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. The undersigned agrees to furnish any additional

Purchaser(s) Initials _____ _____

ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

information, which the Company deems necessary in order to verify the answers set forth below.

Category I	_____ The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the undersigned’s spouse, presently exceeds $1,000,000.

Explanation. In calculation of net worth the undersigned may include equity in personal property and real estate, including the undersigned’s principal residence, cash, short-term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II

_____           The undersigned is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 2006 and 2005, or joint income with the undersigned’s spouse in excess of $300,000 in 2006 and 2005, and has a reasonable expectation of reaching the same income level in 2007.

Category III

_____           The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940, or a business development company as defined in Section 2(a)(48) of that Securities Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by the plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are “Accredited Investors” as defined in Section 230.501(a) of the Securities Act.

Purchaser(s) Initials _____ _____

ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

(describe entity)

Category IV	_____ The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(describe entity)

Category V

_____           The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(describe entity)

Category VI	_____	The undersigned is a director or executive officer of the Company.

Category VII

_____           The undersigned is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a “Sophisticated Person” as described in Section 230.506(b)(2)(ii) of the Securities Act.

Category VIII	_____ The undersigned is an entity in which all of the equity owners are “accredited investors” as defined in Section 230.501(a) of the Securities Act.

(describe entity)

3.	Representations and Warranties.

The Purchaser hereby represents and warrants to the Company as follows:

Purchaser(s) Initials _____ _____

ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

3.1	The principal amount of the securities subscribed for by the Purchaser does not exceed ten percent (10%) of the Purchaser’s net worth.

3.2

The Purchaser, purchasing the Securities has either a pre-existing personal or business relationship with the Company and its officers, directors and controlling persons or by reason of its business or financial expertise has the capacity to protect its own interest in connection with this transaction.

3.3

The Purchaser is acquiring the securities solely for the Purchasers own account. The Purchaser is aware that there are legal and practical limits on the Purchaser’s ability to sell or dispose of the securities, and, therefore, that the Purchaser must bear the economic risk of the investment for an indefinite period of time.

3.4

The Purchaser has reached the age of majority (if an individual) according to the laws of the state in which they reside and has adequate means of providing for the Purchaser’s current needs and possible personal contingencies and has need for only limited liquidity of this investment. The Purchaser’s commitment to liquid investments is reasonable in relation to the Purchaser’s net worth.

3.5

The Purchaser understands that the securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements. acknowledgments and understandings set forth herein are required in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire such securities.

3.6

The Purchaser is not relying on the Company with respect to the tax and other economic considerations relating to this investment. In regard to such considerations, the Purchaser has relied on the advice of, or has consulted with, his or her own personal tax, investment or other advisors.

3.7

The Purchaser, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement and each other document included as an exhibit to this Subscription Agreement for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which the Purchaser is executing this Subscription Agreement.

3.8

If the Purchaser is a corporation, the Purchaser is duly and validly organized, validly existing and in good tax and corporate standing as a corporation under the laws of the jurisdiction of its incorporation with full power and authority to purchase the securities to be purchased by it and to execute and deliver this Subscription Agreement.

Purchaser(s) Initials _____ _____

ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

3.9

If the Purchaser is a partnership, the representations, warranties, agreements and understandings set forth above are true with respect to all partners in the Purchaser (and if any such partner is itself a partnership, all persons holding an interest in such partnership, directly or indirectly, including through one or more partnerships), and the person executing this Subscription Agreement has made due inquiry to determine the truthfulness of the representations and warranties made hereby.

3.10

Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

3.11

The Purchaser has been granted the opportunity to conduct a full and fair examination of the records, documents and files of the Company, to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this offering, the Company and its business and prospects, and to obtain any additional information which the Purchaser deems necessary to verify the accuracy of any information received.

3.12	The securities were not offered to the Purchaser through an advertisement in printed media of general and regular circulation, radio or television.

3.13

The Purchaser has relied completely on the advice of, or has consulted with, his own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, except to the extent such advisors shall be deemed to be as such.

3.14

The Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the securities. The Purchaser acknowledges that the securities are speculative and involve a high degree of risk, including the potential loss of the Purchaser’s investment herein and the Purchaser has taken cognizance of and understands the risk factors related to the purchase of the securities.

4.	Acknowledgments.

The Purchaser is aware that:

Purchaser(s) Initials _____ _____

ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

4.1

The Purchaser recognizes that investment in the Company involves certain risks, including the potential loss by the Purchaser of interest on their investment herein, and the Purchaser has taken full cognizance of and understands all of the risk factors related to the purchase of the securities. The Purchaser recognizes that the information set forth in this Subscription Agreement does not purport to contain all the information, which would be contained in a registration statement under the Securities Act.

4.2	No federal or state agency has passed upon the securities or made any finding or determination as to the fairness of this transaction.

4.3

The securities and any component thereof have not been registered under the Securities Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Securities Act and such laws, and may not be sold, pledged, assigned or otherwise disposed of in the absence of an effective registration statement for the securities and any component thereof under the Securities Act or unless an exemption from such registration is available.

4.4

There is currently no market for the Company’s securities. There can be no assurances that a market will develop for the Company’s securities or if developed, be sustained in the future. Consequently, the Purchaser may never be able to liquidate the Purchaser’s investment and the Purchaser may bear the economic risk of the Purchaser’s investment for an indefinite period of time.

4.5	The certificates for the securities will bear the following legend to the effect that:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SHARES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT.

4.6	The Company may refuse to register any transfer of the securities not made in accordance with the Securities Act and the rules and regulations promulgated thereunder.

5.	Acceptance of Subscription. The Purchaser hereby confirms that the Company has full right in its sole discretion to accept or reject the subscription of the Purchaser, provided

Purchaser(s) Initials _____ _____

ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

that if the Company decides to reject such subscription, the Company must do so promptly and in writing. In the case of rejection, any cash payments and copies of all executed Subscription Documents will be promptly returned (without interest or deduction in the case of cash payments).

6.

Indemnification. The Purchaser agrees to indemnify and hold harmless the Company as well as the affiliates, officers, directors, partners, attorneys, accountants and affiliates of any thereof and each other person, if any, who controls any thereof, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any allegedly false representation or warranty or breach of or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.

7.

Irrevocability. The Purchaser hereby acknowledges and agrees, subject to the provisions of any applicable state securities laws providing for the refund of subscription amounts submitted by the Purchaser, if applicable, that the subscription hereunder is irrevocable and that the Purchaser is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the Purchaser, and the Purchasers respective heirs, executors, administrators., successors, legal representatives and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and each such person’s heirs, executors, administrators, successors, legal representatives and assigns.

8.

Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

9.

Notices. Any notice, demand or other communication which any party hereto may be required or may elect to give anyone interested hereunder shall be sufficiently given if. (a) deposited, postage prepaid, in a United States mail box, stamped registered or certified mail, return receipt requested, and addressed, in the case of the Company, to the address given in the preamble hereof, and, if to the Purchaser, to the address set forth hereinafter; or (b) delivered personally at such address.

10.	Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for

Purchaser(s) Initials _____ _____

ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

all purposes, constitute an agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

11.

Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein.

12.	Severability. Each provision of this Subscription Agreement is intended to be severable f rom every other provision and the invalidity or illegality of the remainder hereof

13.	Transferability; Assignability. This Subscription Agreement is not transferable or assignable by the Purchaser without approval of the Company.

14.

Applicable Law and Forum. This Subscription Agreement and all rights hereunder shall be governed by, and interpreted in accordance with the laws of the State of Nevada. The federal and state courts of the State of Nevada shall have sole and exclusive jurisdiction over any dispute arising from this Offering and this Subscription Agreement.

Proceeds from this Offering will be used immediately following the acceptance of an investor’s subscription.

IN WITNESS WHEREOF, the undersigned Purchaser does represent and certify under penalty of perjury that the foregoing statements are true and correct and that he has (they have) by the following signature(s) executed this Subscription Agreement this _______________ day of ________ 2007.

Name of Purchaser:	________________________________________________

                Please print above the exact name(s) in which the

                Shares are to be held.

Signature of Purchaser	________________________________________________

Name of Co-Purchaser (if any)	________________________________________________

Signature of Co-Purchaser (if any)	________________________________________________

Purchaser(s) Initials _____ _____

ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

INDIVIDUAL

Address to which Correspondence

Should be Directed

Signature (Individual)	Name

Street Address

Signature (All record holders should sign)	City, State and Zip Code

Name(s) Typed or Printed	Tax Identification or Social Security Number

Telephone Number

ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY

Address to which Correspondence

Should be Directed

Name of Entity	Street Address

By:

* Signature	City, State and Zip Code

Its:

Title	Tax Identification or Social Security Number

()

Name Typed or Printed	Telephone Number

*If Shares are being subscribed for by a corporation, partnership, trust or other entity, the Certificate of Signatory on the following page must also be completed.

ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

CERTIFICATE OF SIGNATORY

To be completed if Shares are being subscribed for by an entity.

I, _____________________________________________________, am the President of ______________________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Letter of Investment Intent and to purchase and hold the Shares, and certify that the Subscription Agreement and Letter of Investment Intent has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this ______ day of ________________________, 2007.

ACCREDITED INVESTOR ONLY – SUBSCRIPTION AGREEMENT

GLOBAL RISK MANAGEMENT & INVESTIGATIVE SOLUTIONS

ACCEPTANCE

This Subscription Agreement is accepted as of ____________________________, 2007.

                                                                                                        Global Risk Management & Investigative Solutions

                                                                                                        a Nevada corporation

By:

Its: _________________________________